IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

THE ALGER FUNDS

Alger Small Cap Focus Fund

(the “Fund”)

Supplement dated September 20, 2023 to Summary Prospectuses and Prospectus

Upon recommendation of Fred Alger Management, LLC, the Fund’s investment adviser, the Board of Trustees of The Alger Funds recently approved changes to the Fund’s 80% test as set forth below. The change will be effective on December 1, 2023 (the “Effective Date”).

As of the Effective Date, the Fund will invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have a total market capitalization range of the Russell 2000 Growth Index. The Russell 2000 Growth Index is a broad-based index of small capitalization stocks. At August 31, 2023, the market capitalization of the companies in the Index ranged from $52 million to $14.6 billion.

S-TAF-Instl. 92023

S-SmallFocusAC 92023

S-Small Focus I 92023

S-SmallFocusY 92023

S-SmallFocusZ 92023